EXECUTION COPY

EXHIBIT 10.18

E.A. VINER INTERNATIONAL CO.
SECOND AMENDMENT TO
SENIOR SECURED CREDIT AGREEMENT

This SECOND AMENDMENT TO SENIOR SECURED CREDIT AGREEMENT, dated as of December 12, 2007 (this “Amendment”), by and among E.A. VINER INTERNATIONAL CO., a corporation formed under the laws of the State of Delaware (the “Borrower”), OPPENHEIMER HOLDINGS INC., a corporation formed under the laws of Canada (the “Parent”), VINER FINANCE INC., a corporation formed under the laws of the State of Delaware (“Viner Finance” and, together with the Parent, the “Guarantors”), each of the lenders party to the Existing Credit Agreement (as defined below) (the “Lenders”) and MORGAN STANLEY SENIOR FUNDING, INC., a Delaware corporation, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).  Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Existing Credit Agreement.

RECITALS

WHEREAS, the parties hereto are party to the Existing Senior Secured Credit Agreement, dated as of July 31, 2006, as amended by the First Amendment thereto, dated as of July 24, 2007 (as so amended, the “Existing Credit Agreement” and as amended by this Amendment, the “Amended Credit Agreement”);

WHEREAS, the Borrower has requested that the Lenders agree to amend to the Existing Credit Agreement in order to permit the transactions contemplated by the Asset Purchase Agreement (as defined herein) and the instruments governing the Permitted Loan Trading Platform Facility, the Permitted Subordinated Loans and the Permitted Warehouse Facility (each as defined herein) and related documentation;

WHEREAS, Required Lenders are willing to amend the Existing Credit Agreement to permit such transactions;

WHEREAS, Section 14.02 permits amendments to the Existing Credit Agreement by an amendment in writing signed by the Borrower and the Required Lenders and the undersigned Lenders constitute Required Lenders; and

WHEREAS, the Borrower, Guarantors, Administrative Agent and Required Lenders executing this Amendment desire to amend certain of the terms and provisions of the Existing Agreement as set forth below effective as of the Effective Date (as defined below);

NOW THEREFORE, in consideration of the premises and the covenants and agreements contained herein and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1.1.

Amendments. The parties hereby agree to amend the Existing Credit Agreement as of the Effective Date (as defined below) as follows:

(a)

The following definitions are hereby added to the Agreement:

“Asset Purchase Agreement” means that certain Asset Purchase Agreement, dated as of November 2, 2007, among the Parent, Oppenheimer & Co. Inc., Canadian Imperial Bank of Commerce, CIBC World Markets Corp. and certain other affiliates of Canadian Imperial Bank of Commerce and the Parent identified therein.

“Intercreditor Agreement” means the intercreditor agreement to be entered into between Morgan Stanley & Co. Incorporated, as Collateral Agent under the Amended Credit Agreement, and the agent under the credit agreement for the Permitted Subordinated Loans.

“LoanCo” means an indirectly wholly-owned subsidiary of the Parent, newly formed to engage in the business of originating, arranging, syndicating and trading commercial loans, and related activities.

“Permitted Loan Trading Platform Facility” means such credit facilities as LoanCo may enter into, refinance, amend and replace from time to time, and which credit facilities may be secured by such assets and property of LoanCo as LoanCo may determine, for the purpose of funding the acquisition and trading of syndicated loans so long as such facilities satisfy each of the following requirements:  (i) the use of proceeds of such facilities are limited to funding the acquisition and trading of syndicated loans, (ii) the aggregate amount of the available commitments and outstanding principal amount of advances under all such facilities does not exceed $75,000,000 at any time, and (iii) any creditor, agent or other party to the facilities has recourse only to LoanCo, its assets and property for the repayment of advances or other amounts due, and (except to the extent otherwise permitted hereunder) not to any asset or property of any Affiliate of LoanCo.

“Permitted Subordinated Loans” means such loans as the Borrower may borrow, refinance, amend and replace from time to time for the purpose of funding the acquisition of new capital markets businesses (including the acquisition contemplated by the Asset Purchase Agreement) so long as such loans satisfy each of the following requirements:  (i) the use of proceeds is limited to funding capital and liquidity requirements and general corporate purposes of the Borrower’s U.S. Broker-Dealer Subsidiary, (ii) the aggregate outstanding amount of such loans does not exceed $100,000,000 at any time outstanding, (iii) the creditors, agents and other parties involved in such loan have recourse only to the Borrower and its Subsidiaries that are Guarantors under this Amended Credit Agreement and their respective assets and properties, (iv) such loans are subordinate in right of payment, collateral and upon liquidation to the prior payment in full of all Indebtedness owed to the Lenders under this Amended Credit Agreement on terms and conditions satisfactory to the Administrative Agent or Required Lenders and (v) no principal payments are due (whether as a result of amortization or mandatory prepayments) until at least 180 days after the Maturity Date.

“Permitted Warehouse Facility” means such facilities as LoanCo may enter into, amend and replace from time to time, and the obligations of LoanCo which may be secured by such assets and property of LoanCo as LoanCo may determine, for the purpose of obtaining underwriting commitments extended to third party borrowers and related credit support and loan administration services with respect to the revolving loans, term loans, bridge loans and letters of credit to be originated or arranged by LoanCo, so long as such facilities entered into by LoanCo satisfy each of the following requirements:  (i) such facilities are limited to obtaining underwriting commitments extended to third party borrowers and related credit support and loan administration services with respect to the revolving loans, term loans, bridge loans and letters of credit originated or arranged in the ordinary course of LoanCo’s business (or, if applicable, any pending loan transaction agreed by LoanCo to be subject to such a facility in connection with a closing under the Asset Purchase Agreement), (ii) the maximum aggregate amount (in each case taking into account available amounts and outstanding commitments from time to time, and the reinstatement of available amounts in accordance with the terms of the respective facilities) of such facilities entered into by LoanCo does not exceed $2,000,000,000 at any time, and (iii) any party to such facilities has recourse only to LoanCo, its assets and property for the obligations of LoanCo thereunder and (except to the extent otherwise permitted hereunder) not to any asset or property of any Affiliate of LoanCo.

(b)

The definition of “Applicable Margin” is hereby amended by deleting it in its entirety and substituting therefor the following:

“Applicable Margin” means, in the case of Alternate Base Rate Loans, 2.00% per annum, and in the case of LIBOR Rate Loans, 3.00% per annum.”

(c)

The definition of “Loan Documents” is hereby amended by deleting it in its entirety and substituting therefor the following:

““Loan Documents” means this Agreement, the Notes, the Security Documents, the Intercreditor Agreement and all other agreements, instruments, and other documents executed and delivered by any Credit Party pursuant hereto or thereto or otherwise evidencing or securing any Loan, in each case, excluding any Hedging Agreements.”

(d)

The definition of “Permitted Acquisition” is hereby amended by deleting the first paragraph thereof and clause (d) thereof and substituting therefor the following:

““Permitted Acquisition” means:  (i) an acquisition expressly contemplated by the Asset Purchase Agreement; and (ii) an acquisition by a Credit Party or any of its Subsidiaries, whether by purchase, merger or otherwise, of all or substantially all of the assets of, all of the Capital Stock of, or a business line, unit, office or a division of, any Person, provided that no acquisition shall constitute a Permitted Acquisition under clause (ii) above unless it satisfies each of the following conditions:”

. . .

“(d)

(i) the aggregate amount of Permitted Acquisition Costs in connection with such acquisition, together with all other Permitted Acquisition Costs incurred since the date hereof, shall not exceed $35,000,000; and (ii) solely in the case of an acquisition after giving effect to which the Borrower or any of its Subsidiaries (including any Subsidiary being acquired) will assume or retain any liability with respect to any non-compliance with laws or regulations by the acquired business or its directors, officers or employees prior to the date of consummation of such acquisition (a “Legacy Liability Acquisition”), the aggregate amount of Permitted Acquisition Costs in connection with such Legacy Liability Acquisition, together with all other Permitted Acquisition Costs incurred since the date hereof with respect to Legacy Liability Acquisitions, shall not exceed $15,000,000;”

(e)

The definition of “Permitted Encumbrances” is hereby amended by deleting clauses (k) and (l) thereof and substituting therefor the following:

“(k)

Liens securing Indebtedness described in clauses (c), (h), (r), (s), and (t) of the definition of “Permitted Indebtedness”, provided that no Lien securing refinanced Indebtedness described in clause (r) of such definition shall constitute a Permitted Encumbrance under this clause (k) to the extent it encumbers any asset or property not similarly encumbered by a Lien securing the Obligations; and

(l)

Liens not otherwise permitted hereunder to the extent attaching to properties and assets with an aggregate fair market value not in excess of, and securing liabilities not in excess of, $5,000,000, in the aggregate at any one time outstanding.”

(f)

The definition of “Permitted Indebtedness” is hereby amended by deleting clauses (c), (g), (h) thereof and substituting therefor the following:

“(c)

purchase money indebtedness and Capitalized Lease Obligations incurred after the Closing Date to acquire equipment or real property in the ordinary course of business; provided that (A) the aggregate amount of all such Indebtedness does not exceed $25,000,000 at any time outstanding, (B) the Indebtedness when incurred shall not be more than 100% of the lesser of the cost or fair market value as of the time of acquisition of the asset financed, (C) such Indebtedness is issued and any Liens securing such Indebtedness are created within 270 days after the acquisition of the asset financed and (D) no Lien securing such Indebtedness shall extend to or cover any property or asset other than the asset so financed;”

. . .

“(g)

(i) Indebtedness of a Subsidiary of the Parent acquired in a Permitted Acquisition, provided that (A) such Indebtedness is existing upon consummation of the Permitted Acquisition and was not entered into in contemplation or furtherance thereof, (B) any Liens securing such Indebtedness relate only to assets and property of such Subsidiary and (C) the aggregate amount of all such Indebtedness (and commitments to advance Indebtedness in the case of any revolving loan or similar facility) does not exceed $30,000,000 at any time outstanding and (ii) any Permitted Refinancing thereof; and

(h)

Indebtedness incurred by Broker-Dealer Subsidiaries for operational liquidity needs pursuant to uncommitted lines of credit (including, without limitation, the facilities described on Part Two of Schedule B and similar replacement facilities from time to time) in an aggregate outstanding principal amount not to exceed $1,250,000,000 at the close of business on any day;”

(g)

The definition of “Permitted Indebtedness” is hereby further amended by deleting the word “and” at the end of clause (q) and adding the following clauses (r), (s) and (t) (with the current clause (r) becoming clause (v)) as follows:

“(r)

Indebtedness under the Permitted Subordinated Loans of the Borrower and its Subsidiaries that are Guarantors under the Amended Credit Agreement;

(s)

Indebtedness of LoanCo under the Permitted Warehouse Facility;

(t)

Indebtedness of LoanCo under the Permitted Loan Trading Platform Facility;

(u)

Indebtedness of the Borrower under the Viner Debentures (as defined in the Asset Purchase Agreement); and”

(h)

Amendments to Section 7.01.  Financial Statements

Section 7.01 is hereby amended by deleting clause (a) in its entirety and substituting therefor the following:

“(a)

Monthly Reports.  Within thirty (30) days after the end of each Fiscal Month, the Borrower shall deliver to the Administrative Agent:

(i) the following information from its Financial and Operational Combined Uniform Single Report (the “FOCUS Report”) on Form X-17A-5 filed with the SEC pursuant to Rule 15c3-1 of the SEC under the Securities Exchange Act for such month: (A) Minimum Net Capital (line 3760 on the FOCUS Report), (B) Excess Net Capital (line 3910 on the FOCUS Report) and (C) Monthly Profitability (line 4211 on the FOCUS Report); and

(ii) with respect to LoanCo, (A) a summary as of the end of such month of (x) the loan commitments outstanding under the Permitted Warehouse Facility and (y) amounts outstanding under the Permitted Loan Trading Platform Facility and (B) such other information as may be reasonably requested by the Administrative Agent.”

(i)

Amendments to Section 8.10.  Additional Security; Additional Guaranties; Further Assurances.

Section 8.10 is hereby amended by deleting clause (c) in its entirety and substituting therefor the following:

“(c)

After the date hereof, each Credit Party shall (i) cause each Person that becomes a Domestic Subsidiary of such Credit Party (other than Domestic Subsidiaries described in clauses (ii), (iii), (iv) and (v) of Section 8.18(a)) promptly to guarantee the Obligations and to grant to the Collateral Agent, for the benefit of the Secured Creditors, a security interest in the real, personal and mixed property of such Subsidiary to secure the Obligations, and (ii) pledge, or cause to be pledged, to the Collateral Agent, for the benefit of the Collateral Agent and Lenders, all of the Capital Stock owned by a Credit Party of each Person that becomes a direct Domestic Subsidiary of such Credit Party (other than a Broker-Dealer Subsidiary), and 65% of the Capital Stock of each Person that becomes a Foreign Subsidiary of such Credit Party. The documentation for such guaranty, security and pledge shall be in form and substance reasonably satisfactory to the Administrative Agent or the Collateral Agent and shall be substantially similar to the Loan Documents executed concurrently herewith with such modifications as are reasonably requested by the Collateral Agent.”

(j)

Amendments to Section 8.18.  Formation of Subsidiaries.

Section 8.18 is hereby amended by deleting it in its entirety and substituting therefor the following:

“(a)

The Parent shall have no Subsidiary other than the Borrower and Subsidiaries of the Borrower.  The Borrower shall have no Subsidiaries other than (i) Credit Parties (including any Persons that become Credit Parties after the date hereof pursuant to Section 8.18(b)), (ii) Wholly-Owned Domestic Subsidiaries that are (A) U.S. Broker-Dealer Subsidiaries, (B) registered investment companies under the Investment Company Act, or (C) registered investment advisors under the Investment Advisors Act or (D) prohibited by Applicable Law from becoming a Guarantor hereunder, (iii) one or more other Wholly-Owned Domestic Subsidiaries that are not Credit Parties so long as the assets of all such Wholly-Owned Domestic Subsidiaries do not exceed $2,000,000 million in aggregate book value as of the last day of any Fiscal Quarter, (iv) one or more Subsidiaries that (A) are not Wholly-Owned Domestic Subsidiaries or (B) the Borrower has notified the Administrative Agent that such Subsidiaries are expected to become not Wholly-Owned Subsidiaries and, in each case of this clause (iv), are subject to the restrictions on Investments provided in Section 9.07 and (v) LoanCo.

(b)

At the time that any Credit Party forms any Domestic Subsidiary or acquires any Domestic Subsidiary after the Closing Date (in each case, other than a Subsidiary described in clauses (ii), (iii), (iv) and (v) of Section 8.18(a) above), such Credit Party shall promptly (i) cause such Subsidiary to execute and deliver to the Administrative Agent and the Collateral Agent a Counterpart Agreement, the Security Agreement, and such security documents, as well as appropriate financing statements, all in form and substance reasonably satisfactory to the Administrative Agent and the Collateral Agent (including being sufficient to grant the Collateral Agent, on behalf of the Secured Creditors, a first priority Lien (subject to Permitted Encumbrances) in and to the assets of such newly formed or acquired Subsidiary) and (ii) provide to the Administrative Agent and the Collateral Agent all other documentation, including, at the Collateral Agent’s request, one or more opinions of counsel reasonably satisfactory to the Administrative Agent and Collateral Agent, which in the opinion of each of them is appropriate with respect to the execution and delivery of the applicable documentation referred to above (including the grant and perfection of any Lien contemplated thereby).  Any document, agreement, or instrument executed or issued pursuant to this Section 8.18 shall be a Loan Document.”

(k)

Amendments to Section 9.04:  Asset Dispositions, Etc.

Section 9.04 is hereby amended by deleting clause (j) in its entirety and substituting therefor the following:

“(j)

sales, transfers or other dispositions of assets by any Broker-Dealer Subsidiary, any Investment Advisor Subsidiary or LoanCo in the ordinary course of business.”

(l)

 Amendments to Section 9.05:  Limitations on Dividends and Distributions and Other Payment Restrictions Affecting Subsidiaries.

Section 9.05 is hereby amended by deleting it in its entirety and substituting therefor the following:

“Limitations on Dividends and Distributions and Other Payment Restrictions Affecting Subsidiaries.  It shall not, and it shall not permit any of its Subsidiaries to, create or otherwise cause, incur, assume, suffer or permit to exist or become effective any consensual encumbrance or restriction of any kind on its ability (i) to pay dividends or to make any other distribution on any shares of its Capital Stock, (ii) to subordinate or to pay, prepay, redeem or repurchase any Indebtedness owed to any Credit Party or Subsidiary of a Credit Party, (iii) to make loans or advances to any Credit Party or Subsidiary of a Credit Party or (iv) to transfer any of its property or assets to any Credit Party or Subsidiary of a Credit Party; provided, however, that nothing in clauses (i) through (iv) of this Section 9.05 shall prohibit or restrict:  (A) this Agreement and the other Loan Documents; (B) any applicable law, rule or regulation (including applicable currency control laws and applicable state or provincial corporate statutes restricting the payment of dividends or any other distributions in certain circumstances); (C) any restriction set forth in any document or agreement governing or securing any Existing Debt and any Permitted Refinancing thereof; (D) in the case of clause (iv) any restrictions on the subletting, assignment or transfer of any property or asset included in a lease, license, sale conveyance or similar agreement with respect to such property or asset; (E) in the case of clause (iv) any holder of a Permitted Encumbrance from restricting on customary terms the transfer of any property or assets subject to such Permitted Encumbrance; (F) any agreement or instrument in effect at the time a Person first became a Subsidiary of the Borrower or the date such agreement or instrument is otherwise assumed by the Borrower or any of its Subsidiaries, so long as such agreement or instrument was not entered into solely in contemplation of such Person becoming a Subsidiary of the Borrower or such assumption; (G) customary provisions restricting assignment of any licensing agreement or other contract entered into by the Borrower or any of its Subsidiaries in the ordinary course of business; (H) restrictions on the transfer of any asset pending the close of the sale of such asset; (I) customary provisions with respect to the payment of dividends or other distributions by any Subsidiary that is not a Credit Party set forth in the organizational documents for such Subsidiary so long as such provisions were not entered into in connection with any other agreement or arrangement not otherwise permitted under this Section 9.05; or (J) any restrictions in the Permitted Subordinated Loans, the Permitted Loan Trading Platform Facility, the Permitted Warehouse Facility, the Viner Debentures  (as defined in the Asset Purchase Agreement) or the C Israel Indebtedness (as defined in the Asset Purchase Agreement).  The Lenders and the Administrative Agent acknowledge that any payments to be made by a Broker-Dealer Subsidiary to a Credit Party shall be subject to any required prior approval from an applicable SRO, including without limitation the NYSE, and that a failure to obtain such approval shall not constitute a violation of this Section 9.05.”

(m)

Amendments to Section 9.07:  Investments.

Section 9.07 is hereby amended by deleting clause (h) in its entirety and substituting therefor the following:

“(h)

Investments in the Borrower and its Wholly-Owned Domestic Subsidiaries (other than LoanCo);”

Section 9.07 is hereby further amended by deleting the word “and” at the end of clause (k) and deleting clause (l) in its entirety and substituting therefor the following:

“(l)

Investments by LoanCo in the ordinary course of its business;

(m)

Investments in LoanCo; provided that an additional Investment in LoanCo shall not be permitted if (i) after giving effect to such Investment, the Borrower’s aggregate outstanding Investment in LoanCo (net of any cash distributions received from LoanCo) exceeds $30,000,000, unless no Event of Default or Default shall have occurred and be continuing and the Borrower shall have delivered a certificate to that effect, signed by a Senior Officer of the Borrower, in form and substance reasonably satisfactory to the Administrative Agent or (ii) at the time of such Investment, the aggregate amount of cumulative net operating losses (net of the aggregate amount of any cumulative net operating profits or gains) generated by LoanCo since the Effective Date (as defined in the Second Amendment to this Agreement) exceeds $20,000,000; and

(n)

other Investments by the Borrower and its Subsidiaries not otherwise permitted by this Section 9.07; provided that, at the time the Investment is made, the aggregate amount contributed, advanced or otherwise invested pursuant hereto since the date hereof (net of any return or repayment thereof) does not exceed $25,000,000.”

Amendments to Section 9.09:  Negative Pledges.

Section 9.09 is hereby amended by deleting it in its entirety and substituting therefor the following:

“Negative Pledges.  It shall not, and it shall not permit any of its Subsidiaries to, enter into any agreement prohibiting the creation or assumption of any Lien upon any of its properties or assets, whether now owned or hereafter acquired, except (i) pursuant to this Agreement and the Security Documents, (ii) pursuant to any document or instrument governing Existing Debt (and any Permitted Refinancing thereof) or governing Capital Lease Obligations or purchase money debt incurred pursuant to Section 9.02 if any such restriction contained therein relates only to the asset or assets acquired in connection therewith or in connection with any Lien permitted by Section 9.01 or any Disposition permitted by Section 9.04; (iii) pursuant to the Permitted Subordinated Loans, the Permitted Loan Trading Platform Facility, the Permitted Warehouse Facility, the Viner Debentures (as defined in the Asset Purchase Agreement) and the C Israel Indebtedness (as defined in the Asset Purchase Agreement) as and to the extent consistent with the definitions of those instruments; (iv) prohibitions or conditions under applicable law, rule or regulation; (v) any agreement or instrument to which any Person is a party existing on the date such Person first becomes a Subsidiary of the Borrower or the date such agreement or instrument is otherwise assumed by the Borrower or any of its Subsidiaries (so long as such agreement or instrument was not entered into solely in contemplation of such Person becoming a Subsidiary of the Borrower or such assumption and such prohibitions or conditions do not affect any other Subsidiary of the Borrower (other than Subsidiaries of such Person having primary obligation for repayment of such Indebtedness)); (vi) customary provisions restricting subletting or assignment of any lease governing any leasehold interest of the Borrower or any of its Subsidiaries; (vii) customary provisions restricting assignment of any licensing agreement or other contract entered into by the Borrower or any of its Subsidiaries in the ordinary course of business; or (viii) restrictions on the transfer of any asset pending the close of the sale of such asset.”

(n)

Amendments to Section 9.11:  Capital Expenditures.

Section 9.11 is hereby amended by deleting it in its entirety and substituting therefor the following:

“Capital Expenditures.  It shall not, and shall not permit any of its Subsidiaries to, make any Capital Expenditures that would cause the aggregate amount of all Capital Expenditures made by the Borrower and its Subsidiaries in any Fiscal Year to exceed the sum of (a) $20,000,000 plus (b) if the aggregate amount of Capital Expenditures made by the Borrower and its Subsidiaries during the immediately preceding Fiscal Year is less than $20,000,000, the difference between (x) $20,000,000 minus (y) the aggregate amount of Capital Expenditures made by the Borrower and its Subsidiaries during such immediately preceding Fiscal Year.”

(o)

Amendments to Section 10.01:  Total Leverage Ratio.

The lead-in to Section 10.01 is hereby amended by deleting it in its entirety and substituting therefor the following:

“Total Leverage Ratio.  Total Leverage Ratio, as of each date set forth below, for the Parent and its Subsidiaries (other than LoanCo) on a consolidated basis, shall not be greater than the ratio set forth opposite such date below:”

(p)

Amendments to Section 10.03:  Fixed Charge Coverage Ratio.

The lead-in to Section 10.03 is hereby amended by deleting it in its entirety and substituting therefor the following:

“Fixed Charge Coverage Ratio.  The Fixed Charge Coverage Ratio, as of any date set forth below, for the Parent and its Subsidiaries (other than LoanCo) on a consolidated basis, shall not be less than the ratio set forth opposite such date below:”

SECTION 1.2.

Borrower’s Representations and Warranties.  In order to induce the Required Lenders to enter into this Amendment and to amend the Existing Credit Agreement in the manner provided herein, the Borrower represents and warrants to each Lender under the Existing Credit Agreement that the following statements are true, correct and complete:

(a)

Incorporation of Representations and Warranties from Credit Agreement.  On and as of the date hereof and the Effective Date (as defined below), the representations and warranties contained in Article VI of the Existing Credit Agreement are and will be true, correct and complete with respect to this Amendment and the Amended Credit Agreement as if this Amendment and the Amended Credit Agreement were “Loan Documents” referred to in such representations and warranties, and with the foregoing modifications such representations and warranties are incorporated herein by this reference; and the representations and warranties contained in Article VI of the Existing Credit Agreement are and will be true, correct and complete in all material respects on and as of the Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

(b)

Absence of Default.  On and as of the date hereof and the Effective Date (as defined below), no event has occurred and is continuing that would constitute a Default or an Event of Default under the Existing Credit Agreement.

SECTION 1.3.

Borrower Acknowledgement.  Each of the Borrower and each Guarantor on the signature pages hereto hereby acknowledges and agrees that each Loan Document to which it is a party is in full force and effect and shall not be limited or impaired in any manner by the effectiveness of this Amendment.

SECTION 1.4.

Miscellaneous.

(a)

Reference to and Effect on the Existing Credit Agreement and the Other Loan Documents.

(i)

On and after the Effective Date (as defined below), each reference in the Existing Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Existing Credit Agreement, and each reference in the other applicable Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Existing Credit Agreement shall mean and be a reference to the Amended Credit Agreement.

(ii)

Except as specifically amended by this Amendment, the Existing Credit Agreement and the other Loan Documents relating thereto shall remain in full force and effect and are hereby ratified and confirmed.

(iii)

The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or any Lender under, the Existing Credit Agreement or any of the other Loan Documents relating thereto.

(b)

Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.  Delivery of an executed counterpart of this Amendment by telecopy shall have the same force and effect as the delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telecopy or by email PDF shall also deliver an original executed counterpart, but the failure to do so shall not affect the validity, enforceability or binding effect of such agreement.

(c)

GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

(d)

Effectiveness.  This Amendment shall become effective on and as of the first date (the “Effective Date”) on which the following conditions precedent have been satisfied with respect to the Existing Credit Agreement: (i) the execution of counterparts hereof by (A) the Required Lenders, (B) the Borrower, (C) each Guarantor and (D) the Administrative Agent; (ii) the execution of an intercreditor agreement between the Administrative Agent and the administrative agent under the credit agreement for the Permitted Subordinated Loans, which shall be on terms satisfactory to such parties; (iii) receipt by the Administrative Agent, on or prior to December 13, 2007, for the benefit of each Lender that executes and delivers a counterpart of this amendment on or prior to 12:00 P.M. EDT on December 12, 2007, of a fee equal to 0.50% of the sum of such Lender’s aggregate Commitments and the aggregate principal amount of the Loans owing to such Lender as of the date of delivery of such counterpart; (iv) receipt by Borrower and Administrative Agent of written or telephonic notification of such execution and authorization of delivery thereof; (v) receipt by the Administrative Agent, on the Effective Date, of a certificate signed by a Senior Officer of the Borrower, dated the Effective Date, stating that to the knowledge of such officer and on behalf of the Borrower (not in such officer’s individual capacity), (A) all of the representations and warranties of the Borrower under the Existing Credit Agreement are true and correct in all material respects on and as of the Effective Date as if made on such date and (B) no Event of Default or Default shall have occurred and be continuing or would result from the execution and delivery of this Amended Credit Agreement or the performance by any Credit Party of its obligations hereunder; (vi) confirmation that LoanCo has become a Subsidiary of the Parent; (vii) confirmation that the Parent has caused the equity interests of LoanCo to be pledged in favor of the Collateral Agent on terms reasonably satisfactory to the Administrative Agent; (vii) consummation of the proposed acquisition in accordance with the Asset Purchase Agreement; (ix) confirmation that no waiver was made to any covenant or representation in the Asset Purchase Agreement that is materially adverse to the Lenders; (x) receipt hereunder by the Administrative Agent of an information packet containing final forms of the agreements governing the terms of the (A) Permitted Loan Trading Platform Facility, (B) Permitted Subordinated Loans and (C) Permitted Warehouse Facility; and (xi) receipt by the Administrative Agent, on or prior to the Effective Date, of counterparts of the agreements referred to in clause (x) above, duly executed and delivered by each party thereto and in full force and effect and reasonably satisfactory to the Administrative Agent.

NY12534:186159.8

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

BORROWER:

E.A. VINER INTERNATIONAL CO.

By:

  Name:
 Title:

GUARANTORS:

OPPENHEIMER HOLDINGS INC.

By:

  Name:
 Title:

VINER FINANCE INC.

By:

Name:
 Title:

ADMINISTRATIVE AGENT:

MORGAN STANLEY SENIOR FUNDING, INC.

By:
  Name:
 Title:

LENDERS:

[LENDER]

By:

Name:
 Title:

NY12534:186159.8